OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Supplement dated March 1, 2013 to the Summary Prospectus dated April 27, 2012

This supplement amends the Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) Summary Prospectus dated April 27, 2012, and is in addition to any other supplements.

Effective as of March 28, 2013 the Fund’s Summary Prospectus is amended as follows:

1.	The section titled “Principal Investment Strategies” on page 2 is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund mainly invests in a combination of commodity-linked derivatives and corporate and governmental fixed-income securities. Derivatives are investments whose value depends on (or is "derived" from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative's value is generally linked to the price movement of a particular commodity, commodity index, or commodity option or futures contract. Some commodity-linked derivatives may be based on a multiple of those price movements.

Commodity-linked derivatives provide exposure to the commodities markets without investing directly in physical commodities. They include commodity-linked notes, swaps, futures and options that are linked to the price movements of a physical commodity such as heating oil, livestock, or agricultural products; a commodity index such as the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Commodity Index"); a commodity option or futures contract; or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets.

The Fund’s commodity-linked investments are generally allocated to five different commodities “sectors” (energy, agriculture, precious metals, industrial metals and livestock) based on those sector weightings in the DJ-UBS Commodity Index. The DJ-UBS Commodity Index represents 22 commodities and five commodity sectors, which are currently weighted annually for diversification purposes so that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. The Fund is not an “index” fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the DJ-UBS Commodity Index. Under normal circumstances, the Fund will invest 25% or more of its total assets in investments linked to these sectors as a group. At times the Fund may emphasize investments in some industries or sectors more than others.

The Fund uses a team approach to construct a portfolio of fixed-income securities for liquidity purposes, for collateral management or to seek income. The Fund's fixed-income securities may be of any maturity and may include, but are not limited to, U.S. Government securities, repurchase agreements, money market securities and shares of affiliated money market funds. The Fund may purchase investment-grade securities and can invest up to 10% of its total assets in below investment-grade securities (also referred to as "junk bonds").

The Fund may invest in other types of derivative instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Some of the other derivatives the Fund may invest in are forwards, options, futures and swaps relating to debt securities, interest rates or currencies. The Fund may invest in U.S. or foreign instruments.

The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality and value between two commodities or contracts with the intent of identifying opportunities. The portfolio managers incorporate both fundamental and technical factors intended to identify mispricings for individual commodities or sectors and catalysts that may potentially eliminate those particular mispricings.

The portfolio managers also consider which instrument or form of investment seems best suited to provide the desired commodities exposure: investing in a commodity-linked note, a commodity futures contract, a swap, or an option on a futures contract. The Fund might enter into an investment directly or it can also invest up to 25% of its total assets indirectly through its wholly-owned and controlled subsidiary, as described below.

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

March 1, 2013	PS0735.042

Oppenheimer Commodity Strategy Total Return Fund

Supplement to the Summary Prospectus

This supplement amends the summary prospectus (the “Summary Prospectus”) of Oppenheimer Commodity Strategy Total Return Fund (the “Fund”).

Effective January 1, 2013, the Summary Prospectus of the Fund is revised as follows:

1.	References to the “Manager” in the Summary Prospectus mean OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. unless the context indicates otherwise or unless otherwise specified. All references to the “Sub-Adviser” mean OppenheimerFunds, Inc.

2.	The section entitled “Investment Adviser” is replaced in its entirety with the following:

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.

PS0735.037

OPPENHEIMER Commodity Strategy Total Return Fund Summary Prospectus April 27, 2012
NYSE Ticker Symbols
Class A	QRAAX
Class B	QRABX
Class C	QRACX
Class N	QRANX
Class Y	QRAYX
Class I	QRAIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/CommodityStrategyTotalReturnFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated April 27, 2012, and pages 7 through 74 of its most recent Annual Report, dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/CommodityStrategyTotalReturnFund.  The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 15 of the prospectus and in the sections "How to Buy Shares" beginning on page 66 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares	Class I Shares[1]
Management Fees[2]	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.49%	None	None
Other Expenses
Other Expenses of the Fund	0.44%	0.95%	0.51%	0.60%	0.29%	0.04%
Other Expenses of the Subsidiary	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Other Expenses	0.44%	0.95%	0.51%	0.60%	0.29%	0.04%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.77%	3.03%	2.59%	2.17%	1.37%	1.12%
Fee Waiver and/or Expense Reimbursement[3]	(0.36%)	(0.76%)	(0.37%)	(0.47%)	(0.26%)	(0.26%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.41%	2.27%	2.22%	1.70%	1.11%	0.86%

1. Estimated expenses for the first full fiscal year that Class I shares are offered.  Class I shares will first be offered on the date of this prospectus.
2. "Management Fees" reflects the gross management fees paid to the Manager by the Fund and the Subsidiary during the Fund's most recent fiscal year.
3. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Manager by the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees. The Fund's investment adviser has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in underlying funds managed by the Manager or its affiliates. The Fund's transfer agent has voluntarily agreed to limit its fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class per fiscal year, and to 0.30% of average annual net assets per fiscal year for Class A. Each of these expense limitations may not be amended or withdrawn until one year after the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$711	$1,071	$1,455	$2,528	$711	$1,071	$1,455	$2,528
Class B	$733	$1,177	$1,747	$2,755	$233	$877	$1,547	$2,755
Class C	$328	$780	$1,359	$2,934	$228	$780	$1,359	$2,934
Class N	$274	$640	$1,133	$2,492	$174	$640	$1,133	$2,492
Class Y	$114	$411	$730	$1,634	$114	$411	$730	$1,634
Class I*	$88	$332	$595	$1,347	$88	$332	$595	$1,347

* Based on estimated expenses for Class I shares for the first fiscal year.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in a combination of commodity-linked derivatives and corporate and governmental fixed-income securities. Derivatives are investments whose value depends on (or is "derived" from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative's value is generally linked to the price movement of a particular commodity, commodity index, or commodity option or futures contract. Some commodity-linked derivatives may be based on a multiple of those price movements.

Commodity-linked derivatives provide exposure to the commodities markets without investing directly in physical commodities. They include commodity-linked notes, swaps, futures and options that are linked to the price movements of a physical commodity such as heating oil, livestock, or agricultural products; a commodity index such as the S&P GSCI ("S&P GSCI," formerly the "Goldman Sachs Commodity Index"); a commodity option or futures contract; or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets.

The Fund's commodity-linked investments are generally allocated to five different commodities "sectors" (energy, agriculture, precious metals, industrial metals and livestock) based on those sector weightings in the S&P GSCI. The Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the S&P GSCI.

The Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, the Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times the Fund may emphasize investments in some industries more than others. The individual components of an index will be considered as separate industries for this purpose.

The Fund uses a team approach to construct a portfolio of fixed-income securities for liquidity purposes, for collateral management or to seek income. The Fund's fixed-income securities may be of any maturity and may include, but are not limited to, U.S. Government securities, repurchase agreements, money market securities and shares of affiliated money market funds. The Fund may purchase investment-grade securities and can invest up to 10% of its total assets in below investment-grade securities (also referred to as "junk bonds").

The Fund may invest in other types of derivative instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Some of the other derivatives the Fund may invest in are forwards, options, futures and swaps relating to debt securities, interest rates or currencies. The Fund may invest in U.S. or foreign instruments.

The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality and value between two commodities or contracts with the intent of identifying opportunities. The portfolio managers incorporate both fundamental and technical factors intended to identify mispricings for individual commodities or sectors and catalysts that may potentially eliminate those particular mispricings.

The portfolio managers also consider which instrument or form of investment seems best suited to provide the desired commodities exposure: investing in a commodity-linked note, a commodity futures contract, a swap, or an option on a futures contract. The Fund might enter into an investment directly or it can also invest up to 25% of its total assets indirectly through its wholly-owned and controlled subsidiary, as described below.

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Certain derivative investments may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Main Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments.

Main Risks of Leverage. Certain derivatives and other investments of the Fund may involve leverage. Leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives and other investments provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested.

Some derivatives and other leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund's share price more volatile, a shareholder's investment in the Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund's investments.

     The Fund has limits on the leverage ratio of each commodity-linked note it buys and on its overall portfolio. The Fund is also subject to legal requirements designed to reduce the effects of any leverage created by the use of certain investments. Under these requirements, the Fund must earmark or segregate liquid assets or engage in other asset coverage measures with regard to the Fund's potential obligations with respect to those investments. The Fund, including the Subsidiary, will comply with these requirements.

Main Risks Of Investments In The Fund's Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940.  However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager and the Sub-Adviser. Therefore, the Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders.

Changes in the laws of the Cayman Islands (where the Subsidiary is organized) could prevent the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others.  If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Special Risks of Lower-Grade Securities. Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest up to 10% of its assets in lower-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Who Is the Fund Designed For? The Fund is designed for aggressive investors seeking total return over the long term, mainly from commodity-linked derivatives. Those investors should be willing to assume the risks of potentially significant short-term share price fluctuations and losses because of the Fund's investments in commodity-linked instruments. The Fund is not designed for investors seeking current income or preservation of capital. Investors should consider buying shares of the Fund as part of an overall portfolio strategy that includes other asset classes, such as fixed-income and equity investments. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/investors/overview/CommodityStrategyTotalReturnFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 30.80% (2nd Qtr 08) and the lowest return was -52.35% (4th Qtr 08).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

      Performance information for Class I shares is not provided because those shares were not available prior to the date of this prospectus.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Class A Shares (inception 03-31-1997)
Return Before Taxes	(8.51%)	(8.35%)	2.87%
Return After Taxes on Distributions	(10.43%)	(10.15%)	0.64%
Return After Taxes on Distributions and Sale of Fund Shares	(5.54%)	(7.69%)	1.72%
Class B Shares (inception 03-31-1997)	(8.15%)	(8.30%)	2.94%
Class C Shares (inception 03-31-1997)	(4.60%)	(8.04%)	2.63%
Class N Shares (inception 03-01-2001)	(3.99%)	(7.53%)	3.22%
Class Y Shares (inception 03-31-1997)	(2.57%)	(6.86%)	3.94%
S&P Goldman Sachs Commodity Index (S&P GSCI)	(1.18%)	(2.79%)	5.64%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager") and Oppenheimer Real Asset Management, Inc. (the "Sub-Adviser"), a wholly-owned subsidiary of the Manager, is its sub-adviser.

Portfolio Managers. Robert Baker, CFA, has been a Vice President and portfolio manager of the Fund since May 2007. Carol Wolf has been a Vice President and portfolio manager of the Fund since December 2008.

Purchase and Sale of Fund Shares.  You can buy most classes of Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Commodity Strategy Total Return Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/CommodityStrategyTotalReturnFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0735.001.0412